UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No 1 to
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   December 21, 2004

Electronic Data Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-11779	75-2548221

(Commission File Number)	(IRS Employer Identification No.)

5400 Legacy Drive, Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Electronic Data Systems Corporation ("EDS") previously reported on a Form 8-K dated December 21, 2004, Richard W. Fisher's intent to resign from the Board of Directors of EDS in connection with his appointment as President of the Federal Reserve Bank of Dallas.  At the time such Form 8-K was filed the effective date of Mr. Fisher's resignation from the Board of Directors had not been established.  EDS is filing this Amendment No. 1 to the December 21, 2004 Form 8-K to report that Mr. Fisher's resignation from the Board of Directors of EDS will be effective March 31, 2005 and to file a copy of Mr. Fisher's letter of resignation as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)        The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1. Letter of resignation of Richard W. Fisher dated March 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

March 31, 2005                                                                                                         By:   /S/ BRUCE N. HAWTHORNE

                                                                                                                                           Bruce N. Hawthorne, Executive Vice
                                                                                                                                           President and Secretary

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